Preliminary Dose Escalation Results from a Phase 1/2, First-in-Human Study of Abstract #308859 MGC018 (Anti-B7-H3 Antibody-Drug Conjugate) in Patients with Advanced Solid Tumors John Powderly1, Sekwon Jang2, Juniper Scribner3, Deryk Loo3, Chet Bohac3, Alexander Spira4, Manish Sharma5 NCT03729596 1Carolina BioOncology, Huntersville, NC; 2Inova Schar Cancer Institute Fairfax, VA; 3MacroGenics, Inc., Rockville, MD; 4Virginia Cancer Specialists, Fairfax, VA; 5START Midwest, Grand Rapids, MI bohacg@macrogenics.com Background Study Design and Objectives Grade ≥ 3 Related Adverse Events Tumor Responses with MGC018 System Organ Class 0.5 mg/kg 1.0 mg/kg 2.0 mg/kg 3.0 mg/kg All ■■Phase 1 study evaluates safety, dose-limiting toxicities (DLT), and maximum Preferred Term (N=3) (N=6) (N=7) (N=7) (N=23) High B7-H3 Expression Levels in Solid Tumors tolerated dose (MTD) of MGC018 in a dose escalation 3+3+3 design AT LEAST ONE EVENT 2 (66.7) 2 (33.3) 7 (100) 3 (42.9) 14 (60.9) ■■Reduction of pleural-based tumor in NSCLC patient following progression Blood and lymphatic system disorders 0 0 2 (28.6) 2 (28.6) 4 (17.4) ■■MGC018 dosed intravenously every 21 days (q3w) Neutropenia 0 0 2 (28.6) 2 (28.6) 4 (17.4) after 5L of prior therapy Lymphopenia 0 0 1 (14.3) 1 (14.3) 2 (8.7) ■■6 dose escalation cohorts planned (0.5 to 5.0 mg/kg) Baseline (May 23, 2019) Week 6 (July 26, 2019) Potential Indications B7-H3 Positive* 2+ or Above Gastrointestinal disorders 0 1 (16.7) 0 0 1 (4.3) ■■Tumor response by investigator per RECIST v1.1 evaluated every 6 weeks for Gastrointestinal inflammation 0 1 (16.7) 0 0 1 (4.3) st Investigations 1 (33.3) 2 (33.3) 4 (57.1) 2 (28.6) 9 (39.1) 2 Doses of MGC018 1 4 cycles and every 12 weeks thereafter (2.0 mg/kg) Head and Neck Cancer 19/19 100% 19/19 100% Lymphocyte count decreased 0 1 (16.7) 2 (28.6) 1 (14.3) 4 (17.4) Blood alkaline phosphatase increased 0 0 1 (14.3) 1 (14.3) 2 (8.7) Decrease in pleural lesion ■■ read by Investigator Cohort expansion will enroll at the RP2D to assess safety and tumor response Neutrophil count decreased 0 1 (16.7) 1 (14.3) 0 2 (8.7) Kidney Cancer 77/78 99% 75/78 96% Platelet count decreased 0 0 1 (14.3) 1 (14.3) 2 (8.7) Primary Objective Lipase increased 1 (33.3) 0 0 0 1 (4.3) Glioblastoma 65/66 98% 63/66 95% White blood cell count decreased 0 1 (16.7) 0 0 1 (4.3) ■■ Safety and MTD (or maximum administered dose) Note image not exact Anterior-Posterior slice as May 23, 2019 Respiratory, thoracic and mediastinal disorders 1 (33.3) 0 0 0 1 (4.3) Thyroid Cancer 34/35 97% 33/35 94% Pneumonitis 1 (33.3) 0 0 0 1 (4.3) Secondary Objectives Line of Duration of Therapy Best Mesothelioma 41/44 93% 39/44 89% Skin and subcutaneous tissue disorders 0 0 3 (42.9) 1 (14.3) 4 (17.4) Treatment Cycles ■■PK and immunogenicity Palmar-plantar erythrodysaesthesia syndrome 0 0 1 (14.3) 1 (14.3) 2 (8.7) Tx (Months) Response Rash maculo-papular 0 0 2 (28.6) 0 2 (8.7) Melanoma 132/146 90% 94/146 64% ■■Antitumor activity Stasis dermatitis 0 0 1 (14.3) 0 1 (4.3) 1 Carboplatin+Paclitaxel+Bevacizumab 4 2 SD Prostate Cancer 88/99 89% 51/99 52% Key Eligibility Criteria 2 Nivolumab 40 16 SD 3 MK-7162 (IDO1 inhibitor) 3 2 SD Pancreas Cancer 69/78 88% 45/78 58% Inclusion 4 APG-1252 (Bcl-2 inhibitor) 2 1 PD Bladder Cancer 134/156 86% 123/156 79% ■■Patients with histologically proven, relapsed or refractory, unresectable Overall Summary of Treatment-Emergent Adverse Events 5 Pembrolizumab (MK-3475) 2 1 PD 0.5 mg/kg 1.0 mg/kg 2.0 mg/kg 3.0 mg/kg All locally advanced or metastatic solid tumors of any histology Patients Reporting at Least One Adverse Event Lung Cancer 324/379 85% 300/379 79% (N=3) (N=6) (N=7) (N=7) (N=23) ■■Patients for whom no therapy with demonstrated clinical benefit is available 6 MGC018 2 2 SD (≈24%) Breast Cancer 189/249 76% 156/249 63% Adverse Event 3 (100) 6 (100) 7 (100) 7 (100) 23 (100) ■ ■ Tumor tissue available to evaluate B7-H3 IHC (B7-H3 expression not Treatment-Related Adverse Event ¹ 3 (100) 4 (66.7) 7 (100) 7 (100) 21 (91.3) ■ Ovarian Cancer 59/79 75% 36/79 46% required for eligibility) Adverse Event ≥ Grade 3 ² 3 (100) 4 (66.7) 7 (100) 4 (57.1) 18 (78.3) ■ Greater than 50% PSA decline following ■ Patient 2: 99% PSA reduction *B7-H3 positivity reflects any grade staining (1-3+) via FFPE tumor microarray (cytoplasmic, membrane, and vasculature staining); Treatment-Related Adverse Event ≥ Grade 3 ² 2 (66.7) 2 (33.3) 7 (100) 3 (42.9) 14 (60.9) MGC018 in heavily pre-treated mCRPC with substantial improvement B7-H3 is expressed on tumor as well as tumor vasculature. Exclusion Serious Adverse Event 1 (33.3) 1 (16.7) 3 (42.9) 0 5 (21.7) in metastatic bone lesions of Duration ■■ Patient Line of MGC018 Abnormal laboratory parameters (hematologic, renal, and/or liver function) Event that Resulted in Study Discontinuation 1 (33.3) 1 (16.7) 3 (42.9) 0 5 (21.7) Treatment of Therapy (Dose) Therapy Response thoracic/lumbar spine, ribs, ■■Untreated or symptomatic central nervous system metastasis Event that Resulted in Drug MGC018 Withdrawal 1 (33.3) 1 (16.7) 3 (42.9) 1 (14.3) 6 (26.1) (months) sternum, and pelvis Event that Resulted in Drug MGC018 Dose Reduction 0 0 1 (14.3) 2 (28.6) 3 (13.0) Patient #1 1 Docetaxel 4 ■■ MGC018 Antibody-Drug Conjugate with Duocarmycin- Treatment with any systemic chemotherapy within 3 weeks 2 mg/kg 2 Enzalutamide 24 November 13, 2019 Event that Resulted in Drug MGC018 Interrupted 1 (33.3) 0 2 (28.6) 5 (71.4) 8 (34.8) SD (-29%); One target lesion 3 Prostvac 5 (radiotherapy within 2 weeks) (lymph node), 59% PSA based Linker Payload Fatal Adverse Event (pneumonitis) 1 (33.3) 0 0 0 1 (4.3) 4 Abiraterone 6 ■■ abdominal Decline Clinically significant cardiovascular or pulmonary disease Adverse Event of Special Interest (AESI) – Infusion Reaction 0 0 2 (28.6) 5 (71.4) 7 (30.4) adenopathy & 5 Nivolumab 6 seco vc- -DUBA O bone lesions MGC018 1 2 6 MGC018 4 HN OH Includes events with causality assessments of ‘Possible’, ‘Probable’ or ‘Definite’. Based on CTCAE criteria version 4.0.3. CL *Amendment applied to allow dose modification. 1 Docetaxel 6 N OH Patient #2 N N 2 Abiraterone 4 SD (Ongoing); HN ■■ 3 mg/kg O O Results 3 treatment-related serious adverse events occurred in 3 patients: 3 Enzalutamide 12 99% PSA Proteolytic Cleavage Bone only Cleavable Peptide O O and Release of Toxin N O pneumonitis in a patient with concurrent bacterial pneumonia; disease 4 Radium 223 6 Decline O O N O O N N O OH N N O H 5 MGC018 3 N O N N I O Duocarmcyin Humanized H O H Self-elimination Module non-infectious gastroenteritis; and stasis dermatitis in a patient with s O O Payload IgG1 1 Docetaxel 8 NH DUBA Enrollment Status Patient #3 H N O chronic venous insufficiency 2 Provenge 2 SD (Ongoing); 2 3mg/kg ■ 3 Enzalutamide 6 67% PSA B7-H3 mAb Patients Screened N=29 ■ One DLT; Grade 4 neutropenia resolved to baseline Bone only disease 4 Abiraterone 9 Decline Drug-antibody ratio 2.68 Screen fail N=4 ■■No febrile neutropenia observed 5 MGC018 1.5 MGC018 February 7, 2020 Patient #4 1 Abiraterone Unknown SD (Ongoing); ■ Patients Enrolled N=25 3 mg/kg 2 Nivolumab + Unknown ■ MGC018 is an anti-B7-H3 antibody-drug conjugate (ADC) with a 74% PSA Bone only Rucaparib 3 Decline duocarmycin payload disease MGC018 1.5 1 Docetaxel 4 ■■vc-seco-DUocarmycin-hydroxyBenzamide Azaindole (DUBA) is a fully Cohort 1 (0.5 mg/kg) Cohort 2 (1mg/kg) Cohort 3 (2 mg/kg) Cohort 4 (3 mg/kg) Cohort 5 (4 mg/kg) Cohort 6 (5 mg/kg) Best Percent Change of Target Lesions by MGC018 Dose N=3 N=6 N=7 N=7 N=TBD (Enrolling) N=TBD 1 Patient #5 2 Provenge 12 SD (Ongoing); synthetic DNA alkylating agent Level and Tumor Type in the Evaluable Population 3mg/kg 3 Enzalutamide 7 78% PSA Colon CA Pancreatic NSCLC mCRPC* mCRPC* Bone only 4 Abiraterone 7 ■■ Decline DUBA cytotoxic activity is cell-cycle independent 50 disease 5 Docetaxel 4 Uveal Melanoma Esophageal Colon CA Colon CA mCRPC* ■■ CRC 6 MGC018 1.5 DUBA retains potency in multidrug-resistant cell lines 40 NSCLC SCLC Rectal CA Renal Cell TBD Patient 1 had 59% PSA reduction with near partial response, and several ■■ CRC Cleavable peptide linker – facilitates bystander effect patients with ongoing stable disease. Colon CA Pancreatic CA Colon CA CRC 30 Esophageal ■■ Induces immunogenic cell death in preclinical models Sarcoma Best PSA Reduction Ovarian CA mCRPC mCRPC* 20 160 DUBA Linker Payload provided and conjugated by Byondis. Pancreas Patient 1 141.8 Patient 2 Sarcoma mCRPC mCRPC* CRC 10 140 Patient 3 May 1, 2020 CRC Uveal Patient 4 Melanoma 120 *On study mCRPC mCRPC* 114.0 Patient 5* 0 111.4 Ovarian NSCLC 100 RCC ■■ SCLC Anti-Tumor Activity of MGC018 in Human Cancer 25 patients enrolled as of 06 May 2020 -10 80 67% Reduction 67.0 ■■ 60.2 PDX Models 23 patients included in safety and efficacy assessment of Cohorts 1–4 60 -20 59% Reduction NSCLC 47.0 46.4 Prostate Cancer PDX Breast Cancer PDX Head and Neck Cancer PDX ■■ 40 18 patients (1 with metastatic castration-resistant prostate cancer [mCRPC]) Change from Baseline (%) -30 Prostate* 78% Reduction CTG-2441 CTG-0869 CTG-0790 24.9 with measurable disease evaluated per RECIST v1.1 20 17.2 ) 1500 2500 2500 74% Reduction 3 -40 4.5 99% Reduction ■■ 0 0.5 2000 2000 6 patients with mCRPC with bone only disease Baseline 3612 16 19 24 -50 Cohort: 0.5 mg/kg 1.0 mg/kg 2.0 mg/kg 3.0 mg/kg Weeks 1000 1500 1500 ¹Patients who received at least one dose and had at least one post-baseline tumor evaluation. *mCRPC Pt #1. *Patient 5 Scaled for Charting Purposes: Baseline PSA 1,114 ng/mL Data were extracted on 06MAY2020. dropped to 249 ng/mL on Week 6 1000 1000 Safety Summary 500 500 500 Tumor Volume (mm Related Adverse Events ≥ 10%, All Grades B7-H3 IHC Data 0 0 0 010203040 -5 0510 15 20 25 30 0102030405060 System Organ Class 0.5 mg/kg 1.0 mg/kg 2.0 mg/kg 3.0 mg/kg All Percent Change of Target Lesions by Tumor Type ■■18 of 23 patients had tissue samples evaluable for B7-H3 expression Study Day Study Day Study Day Preferred Term (N=3) (N=6) (N=7) (N=7) (N=23) NSCLC ■■ Vehicle MGC018 3 mg/kg Ctrl ADC 3 mg/kg AT LEAST ONE EVENT 3 (100) 4 (66.7) 7 (100) 7 (100) 21 (91.3) 80 H-score: Median 200 (range 82–279) Uveal Melanoma Blood and lymphatic system disorders 0 1 (16.7) 2 (28.6) 3 (42.9) 6 (26.1) Prostate ■■ 300 300 300 70 Vasculature score: Median 2+ (range 0–3+) 3+ 3+ 3+ Neutropenia 0 1 (16.7) 2 (28.6) 3 (42.9) 6 (26.1) SCLC 250 2+ 250 250 * 2+ 2+ Lymphopenia 0 0 1 (14.3) 2 (28.6) 3 (13.0) 60 Sarcoma 200 1+ 200 200 * 1+ 1+ Gastrointestinal disorders 0 4 (66.7) 2 (28.6) 2 (28.6) 8 (34.8) CRC 150 0 150 150 50 * 0 0 Nausea 0 2 (33.3) 2 (28.6) 1 (14.3) 5 (21.7) Ovarian H-Score H-Score H-Score 100 100 100 Vomiting 0 1 (16.7) 2 (28.6) 1 (14.3) 4 (17.4) 40 RCC Conclusions 50 50 50 Pancreas General disorders and administration site conditions 2 (66.7) 2 (33.3) 2 (28.6) 5 (71.4) 11 (47.8) Esophageal 0 0 0 30 CTG-2428 CTG-2440 CTG-2427 CTG-2441 CTG-2208 CTG-0869 CTG-0012CTG-1941 CTG-0152CTG-0790CTG-0434CTG-0149 Fatigue 1 (33.3) 1 (16.7) 2 (28.6) 4 (57.1) 8 (34.8) First new lesion ■■ Chills 1 (33.3) 1 (16.7) 2 (28.6) 1 (14.3) 5 (21.7) MGC018 has an acceptable safety profile to date with manageable Staining with goat anti-B7-H3 polyclonal Ab R&D Systems, Inc. 20 Pyrexia 1 (33.3) 0 2 (28.6) 0 3 (13.0) hematologic and skin toxicity Injury, poisoning and procedural complications 0 0 2 (28.6) 5 (71.4) 7 (30.4) 10 Infusion related reaction 0 0 2 (28.6) 5 (71.4) 7 (30.4) 0 ––1 DLT occurred at 2 mg/kg, resolved to baseline Investigations 1 (33.3) 3 (50.0) 4 (57.1) 4 (57.1) 12 (52.2) ■■ Neutrophil count decreased 0 1 (16.7) 1 (14.3) 3 (42.9) 5 (21.7) -10 Preliminary evidence of anti-tumor activity with radiologic improvement in Lymphocyte count decreased 0 1 (16.7) 2 (28.6) 1 (14.3) 4 (17.4) -20 Rationale Platelet count decreased 0 0 1 (14.3) 2 (28.6) 3 (13.0) heavily pretreated patients: Skin and subcutaneous tissue disorders 0 3 (50.0) 5 (71.4) 5 (71.4) 13 (56.5) -30 ––NSCLC Skin hyperpigmentation 0 3 (50.0) 1 (14.3) 3 (42.9) 7 (30.4) ■■ -40 B7-H3 is highly expressed in multiple solid tumors, with limited expression Palmar-plantar erythrodysaesthesia syndrome 0 0 3 (42.9) 2 (28.6) 5 (21.7) ––mCRPC with rapid PSA reduction Pruritus 0 1 (16.7) 1 (14.3) 2 (28.6) 4 (17.4) -50 in normal tissue Change in Target Lesions from Baseline (%) Rash maculo-papular 0 0 2 (28.6) 1 (14.3) 3 (13.0) ■■Enrollment ongoing at 4 mg/kg q3w 0510 15 20 25 30 35 40 45 50 ■■ ¹Includes events with causality ratings of ‘Possible’, ‘Probable’ or ‘Definite’. ²Subjects are counted once for each Preferred Term reported. MGC018 is a novel ADC that delivers a potent duocarmycin payload to ■■ (Note: 1 pt at 1.0 mg/kg and 3.0 mg/kg experienced angioedema; both AEs were Grade 2 and resolved to baseline.) Weeks Since Treatment Initiation Planned dose expansion in mCRPC dividing and non-dividing B7-H3-expressing cells Presented at the ASCO20 Virtual Scientific Program, May 29–31, 2020